Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Ivanhoe Electric Inc. (the “Company”) for the quarterly period ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Taylor Melvin, as Chief Executive Officer of the Company, hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2023
	By:	/s/ Taylor Melvin
Taylor Melvin
Chief Executive Officer (principal executive officer)
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